Weave Communications Announces Third Quarter 2022 Financial Results

•Third quarter total revenue of $36.2 million, up 20% year-over-year
•Subscription and Payments revenue growth of 23% year-over-year
•Significant gross and operating margin improvement year-over-year following strategic and operational actions

LEHI, Utah—Nov 2, 2022 – Weave Communications, Inc. (NYSE: WEAV), a leading all-in-one customer communications and engagement software platform for small and medium-sized businesses, today announced its financial results for the third quarter ended September 30, 2022.
“In the third quarter we continued to improve the efficiency of our business and our go to market and technology innovation execution resulting in favorable revenue and operating margins,” said CEO Brett White. “We will continue to have a laser focus on delivering an experience that our customers love, building a scalable foundation for profitable growth, and fostering an engaged team that lives our corporate values.”

Third Quarter 2022 Financial Highlights
•    Total revenue was $36.2 million, representing a 20% year-over-year increase compared to $30.3 million in the third quarter of 2021.
•    GAAP loss from operations was $11.9 million, compared to a GAAP loss from operations of $13.9 million in the third quarter of 2021.
•    Non-GAAP loss from operations was $6.5 million, compared to a non-GAAP loss from operations of $9.9 million in the third quarter of 2021.
•    GAAP net loss attributable to common stockholders was $11.8 million, or $0.18 per share compared to a GAAP net loss attributable to common stockholders of $14.8 million, or $1.03 per share in the third quarter of 2021.
•    Non-GAAP net loss attributable to common stockholders was $6.5 million, or $0.10 per share compared to a non-GAAP net loss attributable to common stockholders of $10.3 million, or $0.72 per share in the third quarter of 2021.
•    Dollar-Based Net Retention Rate (NRR) was 101% as of September 30, 2022.
•    Dollar-Based Gross Retention Rate (GRR) was 94% as of September 30, 2022.
Business Highlights
•Weave added new features to online scheduling tool
•Weave announced Brett White as Chief Executive Officer
•Weave named a Great Place to Work for the fourth year in a row
•Weave named as a leader in five of G2’s Fall 2022 reports
•Weave hosted first ever Virtual Conference for 130,000+ of its users

•Weave appointed Brooke Shreeve as Chief People Officer
•Weave named Best SMB CRM in 5th Annual MarTech Breakthrough Awards
•Weave launched new phone reporting analytics feature for multi-location practices
Financial Fourth Quarter and Full Year 2022 Outlook
The company expects the following financial results for the three months and full year ending December 31, 2022:

	Fourth Quarter	Full Year
(in millions)
Total revenue	$36.0 - $37.0	$140.5 - $141.5
Non-GAAP loss from operations	$(7.5) - $(6.5)	$(34.0) - $(33.0)
Weighted average share count	65.6	65.1
The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP loss from operations excludes estimates for, among other things, stock-based compensation expense. A reconciliation of this non-GAAP financial guidance measure to a corresponding GAAP financial guidance measure is not available on a forward-looking basis because we do not provide guidance on GAAP net loss from operations and are not able to present the various reconciling cash and non-cash items between GAAP loss from operations and non-GAAP loss from operations without unreasonable effort. In particular, stock-based compensation expense is impacted by our future hiring and retention needs, as well as the future fair market value of our common stock, all of which is difficult to predict and is subject to change. The actual amount of these expenses during 2022 will have a significant impact on our future GAAP financial results.
Webcast
The company will host a conference call and webcast for analysts and investors on Wednesday, November 2, 2022, beginning at 5 p.m. EDT.
Individuals interested in listening to the conference call may do so by dialing (786) 697-3501 or (866) 580-3963 for toll free. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Weave’s website at investors.getweave.com.
About Weave
Weave is the all-in-one customer communication and engagement platform for small and medium-sized businesses. From the first phone call to the final invoice and every touchpoint in between, Weave connects the entire customer journey. Weave’s software solutions transform how local businesses attract, communicate with and engage customers to grow their business. Weave has set the bar for Utah startup achievement & work culture. In the past year, Weave has been named a member of the Forbes Cloud 100, a Certified Great Place to Work, and a G2 leader in Patient Engagement, Optometry, Dental Practice Management and Patient Relationship Management software. To learn more, visit www.getweave.com/newsroom/
Forward Looking Statements

This press release and the accompanying conference call contain forward-looking statements including, among others, current estimates of fourth quarter and full year 2022 revenue and non-GAAP loss from operations and statements in the quotes of our Chief Executive Officer relating to our plans for the company’s business.
These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to attract and retain talent; transitions in company leadership; our ability to attract new customers, retain existing customers and increase our customers’ use of our platform; our ability to manage our growth; the impact of the global COVID-19 pandemic on our company; our ability to maintain and enhance our brand and increase market awareness of our company, platform and products; customer adoption of our platform and products; expansion into new vertical markets; customer acquisition costs and sales and marketing strategies; competition; our ability to enhance our platform and products; interruptions in service; general business and economic conditions; and the risks described in the filings we make from time to time with the Securities and Exchange Commission (SEC), including the risks described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended June 30, 2022, filed with the SEC on August 12, 2022, which should be read in conjunction with our financial results and forward-looking statements and is available on the SEC Filings section of the Investor Relations page of our website at investors.getweave.com/.
All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Channels for Disclosure of Information
Weave Communications uses the investor relations page on our website, blog posts on our website, press releases, public conference calls, webcasts, our twitter feed (@getweave), our Facebook page, and our LinkedIn page as the means of complying with our disclosure obligations under Regulation FD. We encourage investors, the media, and others to follow the channels listed above, in addition to following Weave Communications’ press releases, SEC filings, and public conference calls and webcasts, and to review the information disclosed through such channels.
Supplemental Financial Information
Dollar-Based Net Revenue Retention (NRR)
For retention rate calculations, we use adjusted monthly revenue (AMR), which is calculated for each location as the sum of (i) the subscription component of revenue for each month and (ii) the average of the trailing-three-month recurring payments revenue. To calculate our NRR, we first identify the cohort of locations (the Base Locations) that were active in a particular month (the Base Month). We then divide AMR for the Base Locations in the same month of the subsequent year (the Comparison Month), by AMR in the Base Month to derive a monthly NRR. We derive our annual NRR as of any date by taking a weighted average of the monthly net retention rates over the trailing twelve months prior to such date.
Dollar-Based Gross Revenue Retention (GRR)
To calculate our GRR, we first identify the cohort of locations (the Base Locations) that were under subscription in a particular month (the Base Month). We then calculate the effect of reductions in revenue from customer location terminations by measuring the amount of AMR in the Base Month for Base Locations still under subscription twelve months subsequent to the Base Month (Remaining AMR). We then divide Remaining AMR for the Base Locations by AMR in the Base Month for the Base Locations to derive a monthly gross retention rate. We calculate GRR as of any date by taking a weighted average of the monthly gross retention rates over the trailing twelve months prior to such date. GRR reflects the effect of customer locations that terminate their subscriptions, but does not reflect changes in revenue due to revenue expansion, revenue contraction, or addition of new customer locations.
Non-GAAP Financial Measures
In this press release, Weave Communications has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We disclose the following historical non-GAAP financial measures in this press release: non-GAAP loss from operations, non-GAAP net loss or non-GAAP net loss attributable to common stockholders, non-GAAP net loss per share, adjusted EBITDA and free cash flow. We use these non-GAAP financial measures internally in analyzing our financial results and evaluating our ongoing operational performance. We believe that these non-GAAP financial measures provide an additional tool for investors to use in understanding and evaluating ongoing operating results and trends in the same manner as our management and board of directors. Our use of these non-GAAP financial measures has limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under GAAP. Because of these and other limitations, you should consider these non-GAAP financial measures along with other GAAP-based financial performance measures, including various cash flow metrics, operating income (loss), net loss, and our GAAP financial results. We have provided a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures in the tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP net loss and non-GAAP net loss per share
We define non-GAAP net loss or non-GAAP net loss attributable to common stockholders as GAAP net loss attributable to common stockholders less stock-based compensation expense and non-cash cumulative dividends on redeemable convertible preferred stock. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the diluted weighted-average shares outstanding.
Non-GAAP gross profit
We define non-GAAP gross profit as GAAP gross profit less stock-based compensation expense.
Non-GAAP operating expenses
We define non-GAAP operating expenses, in the aggregate or its individual components (i.e., sales and marketing, research and development or general and administrative), as the applicable GAAP operating expenses less the applicable stock-based compensation expense.
Non-GAAP loss from operations
We define non-GAAP loss from operations as GAAP loss from operations less stock-based compensation expense.
Adjusted EBITDA
EBITDA is defined as earnings before interest expense, provision for income taxes, depreciation, and amortization. Our depreciation adjustment includes depreciation on operating fixed assets and does not include depreciation on phone hardware provided to our customers. We further adjust EBITDA to exclude stock-based compensation expense, a non-cash item. We believe that adjusted EBITDA provides management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations. Additionally, management uses adjusted EBITDA to measure our financial and operational performance and prepare our budgets.
Free Cash Flow

We define free cash flow as net cash used in operating activities, less purchases of property and equipment and capitalized internal-use software costs. We believe that free cash flow is a useful indicator of liquidity that provides useful information to management and investors, even if negative, as it provides information about the amount of cash consumed by our combined operating and investing activities. For example, as free cash flow has been negative, we have needed to access cash reserves or other sources of capital for these investments.
The foregoing non-GAAP financial measures have a number of limitations. For example, the non-GAAP financial information presented above may be determined or calculated differently by other companies and may not be directly comparable to that of other companies. In addition, free cash flow does not reflect our future contractual commitments and the total increase or decrease of our cash balance for a given period. Further, Adjusted EBITDA excludes some costs, namely, non-cash stock-based compensation expense. Therefore, adjusted EBITDA does not reflect the non-cash impact of stock-based compensation expense or working capital needs, that will continue for the foreseeable future. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools.
Investor Relations Contact
The Blueshirt Group
ir@getweave.com
Media Contact
Kali Geldis
Director of Communications
pr@getweave.com

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands except share amounts)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$118,358	$135,996
Accounts receivable	3,653	3,059
Deferred contract acquisition costs, net	9,391	8,931
Prepaid expenses and other current assets	4,886	6,461
Total current assets	136,288	154,447
Non-current assets:
Property and equipment, net	10,929	24,502
Operating lease right-of-use assets	45,740	—
Finance lease right-of-use assets	10,612	—
Deferred contract acquisition costs, net, less current portion	7,810	7,873
Other non-current assets	1,161	663
TOTAL ASSETS	$212,540	$187,485
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,398	$4,061
Accrued liabilities	15,773	12,250
Deferred revenue	32,722	29,511
Current portion of operating lease liabilities	5,149	—
Current portion of finance lease liabilities	7,718	8,485
Current portion of long-term debt	10,000	—
Total current liabilities	74,760	54,307
Non-current liabilities:
Deferred rent	—	4,319
Operating lease liabilities, less current portion	45,964	—
Finance lease liabilities, less current portion	5,290	6,558
Long-term debt	—	10,000
Total liabilities	126,014	75,184
Stockholders' equity:
Preferred stock, $0.00001 par value per share; 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2022 and December 31, 2021	—	—
Common stock, $0.00001 par value per share; 500,000,000 shares authorized as of September 30, 2022 and December 31, 2021; 65,453,292 and 64,324,628 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	—	—
Additional paid-in capital	309,023	294,230
Accumulated deficit	(222,369)	(181,898)
Accumulated other comprehensive (loss) income	(128)	(31)
Total stockholders' equity	86,526	112,301
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$212,540	$187,485

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$36,230	$30,302	$104,432	$84,031
Cost of revenue	13,023	12,868	40,525	35,693
Gross profit	23,207	17,434	63,907	48,338
Operating expenses:
Sales and marketing	16,292	16,021	49,259	42,475
Research and development	7,897	6,183	22,529	19,890
General and administrative	10,876	9,131	32,077	22,717
Total operating expenses	35,065	31,335	103,865	85,082
Loss from operations	(11,858)	(13,901)	(39,958)	(36,744)
Other income (expense):
Interest expense	(380)	(303)	(1,005)	(876)
Other income (expense)	451	(4)	574	10
Loss before income taxes	(11,787)	(14,208)	(40,389)	(37,610)
Provision for income taxes	(31)	(12)	(82)	(12)
Net loss	$(11,818)	$(14,220)	$(40,471)	$(37,622)
Less: cumulative dividends on redeemable convertible preferred stock	—	(585)	—	(1,691)
Net loss attributable to common stockholders	$(11,818)	$(14,805)	$(40,471)	$(39,313)
Net loss per share attributable to common stockholders - basic and diluted	$(0.18)	$(1.03)	$(0.62)	$(2.97)
Weighted-average common shares outstanding - basic and diluted	65,143,929	14,317,575	64,898,948	13,250,767

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(11,818)	$(14,220)	$(40,471)	$(37,622)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,151	3,165	9,844	8,751
Amortization of operating right-of-use assets	920	—	2,742	—
Provision for losses on accounts receivable	159	155	458	227
Amortization of contract acquisition and fulfillment costs	2,828	2,458	8,236	6,846
Loss on disposal of assets	10	—	10	—
Stock-based compensation	5,322	3,954	13,227	11,047
Changes in operating assets and liabilities:
Accounts receivable	(831)	244	(1,052)	(2,263)
Contract acquisition costs	(3,196)	(3,922)	(8,490)	(10,041)
Prepaid expenses and other assets	(774)	(1,725)	934	(1,466)
Accounts payable	(1,304)	(743)	(712)	(335)
Accrued liabilities	1,902	4,681	3,923	5,832
Operating lease liabilities	(717)	—	(1,688)	—
Deferred revenue	325	1,508	3,114	5,567
Deferred rent	—	1,171	—	3,140
Net cash used in operating activities	(4,023)	(3,274)	(9,925)	(10,317)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of assets	9	—	9	—
Purchases of property and equipment	(270)	(2,292)	(1,191)	(5,730)
Capitalized internal-use software costs	(325)	(823)	(1,003)	(1,929)
Net cash used in investing activities	(586)	(3,115)	(2,185)	(7,659)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from advance on line of credit	—	5,995	—	5,995
Principal payments on finance leases	(2,234)	(2,081)	(6,694)	(5,821)
Proceeds from stock option exercises	286	1,115	979	3,240
Proceeds from the employee stock purchase plan	858	—	858	—
Paid offering costs	(271)	(745)	(671)	(745)
Net cash provided by (used in) financing activities	(1,361)	4,284	(5,528)	2,669

NET DECREASE IN CASH AND CASH EQUIVALENTS	(5,970)	(2,105)	(17,638)	(15,307)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	124,328	42,496	135,996	55,698
CASH AND CASH EQUIVALENTS, END OF PERIOD	$118,358	$40,391	$118,358	$40,391

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$380	$303	$1,005	$876
Cash paid during the period for income taxes	31	—	82	—
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Equipment purchases financed with accounts payable	29	103	49	334
Finance lease liabilities arising from obtaining finance lease right-of-use assets	1,335	2,281	4,659	7,433
Accrued unpaid offering costs	—	1,075	—	1,075

WEAVE COMMUNICATIONS, INC
DISAGGREGATED REVENUE AND COST OF REVENUE (GAAP)
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Subscription and payment processing:
Revenue	$34,943	$28,377	$100,431	$78,509
Cost of revenue	(8,544)	(7,523)	(26,374)	(21,052)
Gross profit	$26,399	$20,854	$74,057	$57,457
Gross margin	76%	73%	74%	73%

Onboarding:
Revenue	$278	$1,016	$859	$3,088
Cost of revenue	(2,431)	(3,055)	(7,519)	(8,048)
Gross profit	$(2,153)	$(2,039)	$(6,660)	$(4,960)
Gross margin	(774)%	(201)%	(775)%	(161)%

Hardware:
Revenue	$1,009	$909	$3,142	$2,434
Cost of revenue	(2,048)	(2,290)	(6,632)	(6,593)
Gross profit	$(1,039)	$(1,381)	$(3,490)	$(4,159)
Gross margin	(103)%	(152)%	(111)%	(171)%

WEAVE COMMUNICATIONS, INC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited, in thousands, except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:

Non-GAAP gross profit
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Gross profit	$23,207	$17,434	$63,907	$48,338
Stock-based compensation add back	190	139	514	418
Non-GAAP gross profit	$23,397	$17,573	$64,421	$48,756
Non-GAAP gross margin	65%	58%	62%	58%

Non-GAAP operating expenses
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Sales and marketing	$16,292	$16,021	$49,259	$42,475
Stock-based compensation excluded	(844)	(693)	(2,296)	(1,504)
Non-GAAP sales and marketing	$15,448	$15,328	$46,963	$40,971

Research and development	$7,897	$6,183	$22,529	$19,890
Stock-based compensation excluded	(1,292)	(575)	(2,922)	(2,991)
Non-GAAP research and development	$6,605	$5,608	$19,607	$16,899

General and administrative	$10,876	$9,131	$32,077	$22,717
Stock-based compensation excluded	(2,996)	(2,547)	(7,495)	(6,134)
Non-GAAP general and administrative	$7,880	$6,584	$24,582	$16,583

Non-GAAP loss from operations
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Loss from operations	$(11,858)	$(13,901)	$(39,958)	$(36,744)
Stock-based compensation add back	5,322	3,954	13,227	11,047
Non-GAAP loss from operations	$(6,536)	$(9,947)	$(26,731)	$(25,697)
Non-GAAP loss from operations margin	(18)%	(33)%	(26)%	(31)%

Non-GAAP net loss
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss attributable to common stockholders	$(11,818)	$(14,805)	$(40,471)	$(39,313)
Stock-based compensation add back	5,322	3,954	13,227	11,047
Non-cash cumulative dividends on redeemable convertible preferred stock	—	585	—	1,691
Non-GAAP net loss attributable to common stockholders	$(6,496)	$(10,266)	$(27,244)	$(26,575)
Non-GAAP net loss margin	(18)%	(34)%	(26)%	(32)%

GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.18)	$(1.03)	$(0.62)	$(2.97)
Non-GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.10)	$(0.72)	$(0.42)	$(2.01)

Weighted-average common shares outstanding - basic and diluted	65,143,929	14,317,575	64,898,948	13,250,767

Adjusted EBITDA
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(11,818)	$(14,220)	$(40,471)	$(37,622)
Interest on outstanding debt	380	303	1,005	876
Provision for income taxes	31	12	82	12
Depreciation	645	620	2,003	1,583
Amortization	285	239	852	513
Stock-based compensation	5,322	3,954	13,227	11,047
Adjusted EBITDA	$(5,155)	$(9,092)	$(23,302)	$(23,591)

Free Cash Flow
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net cash used in operating activities	$(4,023)	$(3,274)	$(9,925)	$(10,317)
Less: Purchases of property and equipment	(270)	(2,292)	(1,191)	(5,730)
Less: Capitalized internal-use software costs	(325)	(823)	(1,003)	(1,929)
Free cash flow	$(4,618)	$(6,389)	$(12,119)	$(17,976)